SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date May 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated May 21, 1998.

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
     21-May-98
                         Pre-Fund
     Collect   Pre-Fund  Reserve   Spread   Revolv    Cert    Trans-    Master
       Acct      Acct      Acct     Acct     Acct     Acct     feror     Serv


 1           0        0         0  4681319        0        0        0         0
 2                 2602       446    20927        0

 3
 4     3236570
 5           0
 6       13820
 7           0                                                                0
 8      -11867                                                  11867
 9           0                                                                0
10      -13820                      -20927                      34748
11    -1875498                                    0  1875498
12           0

13
14    -1349205                                       1349205
15                                                         0        0
16                                                         0                  0
17                                                0        0
18                                       0
19                              0                          0        0
20                                       0                 0
21                                                         0
22                -2602      -446                 0     3048
23                                                         0
24                    0                           0        0        0
25                    0                                    0
26                                                         0
27                                                         0                  0
28                                                         0        0

29
30                                                                  0
31                                                                  0
32           0        0         0  4681319        0  3227751    46615         0
33                                                   3227751

 1 Beginning Account Balances
 2 Interest Income

 3 Collection Account
 4 Lockbox Collections during the Collections Period
 5 Add: Retransfer Amount received in respect of any Retransferred Contracts
 6 Add: Any income and gain from investments of funds in the Collection Account 7 Add: Amts received from the Transferor, the Master Servicer or Subservicer
 8 Less: Late Payment fees collected with respect to the Contracts on Deposit
 9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts

13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Amounts received from the Transferor
16 Add: Amounts received from the Master Servicer or Subservicer
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Certificate Account 23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Add: Amount Due to Class A Investors
26 Less: Expenses of Master Servicer or Transferor
27 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 28 Less: Payments to the Transferor with respect to
   Retransferred Contracts or property
29 Pre-Funding Reserve Account
30 Less: Amount in excess of Required Deposit
31 Less: Amounts Distributed
32 Ending Account Balances
33 Available Amount to Certificate Holders
                                         1

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
          21-May-98


Class A Certificate Factor

                    Current Class A Balance                          78,458,170
                    Initial Class A Balance                          85,200,000

                                   Certificate Factor:             0.9208705375




Aggregate Contract Principal Balance                                 86,217,769

Class A Balance                                                      78,458,170
Less: Prefunding Account
 Receivable backed Certificates                                      78,458,170

A Investor Percentage                                                     91.00%




Weighted Average Coupon                                                   19.13%

Weighted Average Maturity                                                 49.04


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                    21-May-98


Beginning of Transaction                 12/16/97
Payment Date                             05/21/98
Month of Transaction                            5
Period Ended                             04/30/98




Collection Account
Beginning Balance                                                            0
Collections during the Collections Period                              3236570 x
Retransfer Amount received in respect of any Retransferred Contracts         0
Any income and gain from investments of funds in the Collect Acct        13820 x
Amts received from the Transferor, Master Servicer or Subservicer            0

Late Payment Fees collected with respect to the Contracts on Deposit     11867
Supplemental Servicing Fee                                                   0
Amounts deposited with respect to  Retransferred Accounts                    0
Scheduled Principal  (During Revolving Period - Months 1 through 5)    1199049
Prepayments (During Revolving Period - Months 1 through 5)              454634
Recoveries (During Revolving Period - Months 1 through 5)               221815

Certificate Account
Amounts received from the Transferor                                         0
Amounts received from the Master Servicer or Subservicer                     0
Withdrawals from the Pre-Funding Reserve Account                             0
Withdrawals from the Spread Account                                          0
Proceeds of any Contracts or Property                                        0
Any income and gain on investments of funds in the Cert Acct                 0
Amounts received from Certificate Insurer (Claims to FSA)                    0

Expenses of an Opinion of Counsel                                            0
Expenses of Master Servicer or Transferor                                    0
Payments to the Master servicer of Insurance and Liquidation Proceeds        0
Payments to the Transferor with respect to Retransferred Contracts or        0
                              property/c
Pre-Funding Reserve Account
Beginning Balance                                                            0 x
Amount in excess of Required Deposit                                         0
Interest Income                                                            446 x

Certificate Insurer
Is there a claim on the policy in the current month,                        No
or has there ever been a claim?/c
Revolving Account
Beginning Balance                                                            0 x
Transfers                                                                    0
Over 3.0 Million Principal
Remaining balance due to Investors                                           0 x
Interest Income                                                              0 x

Pre-Funding Account
Beginning Balance                                                            0 x
Interest Income                                                           2602 x
Remaining balance due to Investors                                           0

Spread Account
Beginning Balance                                                      4681319 x
Interest Income                                                          20927 x
                                                          9
National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                    21-May-98


Number of loans currently owned by Trust               7437 x




Initial Collateral Balance                         85200000 x

New Originations Transferred to Trust                     0


Initial Certificate Account Balance                       0

Previous Servicing Fee Arrearage                          0

Previous Trustee, Collateral Agent,                       0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                       0

Unreimbursed expenses to the Trustee                      0

Unreimbursed expenses to the Master Servicer              0

Unreimbursed expenses to the Standby Servicer             0

Unreimbursed expenses to the Transferor                   0


Opening Class A Principal Balance                  85200000 x
Prior Class A Principal Arrearage                         0



                                                   1 Month  2 Months  3 Months
                                         Current    Prior     Prior     Prior

30+ Days Past Due                         3936766   3521474   2731441  2898921
60+ Days Past Due                         1157762    677082    940391   600983
90+ Days Past Due                          362574    342323    195109    12107
Delinquent (30+ days past due)            5457101   4540878   3866942  3512011

Current Month Repos                        474957    633007    260050   123547
New over 90 Days                           220662    276285    195109    12107
Defaults                                   695619    909293    455159   135653

Liquidated Contracts
  Repos > 90 Days                           12537      2196         0        0
  Closed Repo's                            404302    144709     24373        0
  Past Due > 120 Days                           0         0         0        0
  Chapter 13 Bankruptcy                         0         0         0        0
  Net Liquidated Accounts                  416839    146905     24373        0

Recoveries - net of expenses               221815     92860     25443     8795

Net Losses                                 195024     54045     -1070    -8795

ACPB                                     86217769  88288291  72087831 73573053

Principal Paid

                               01/21/98              570239
                               02/21/98             1187300
                               03/21/98             1351552
                               04/21/98             1748564
                                                    4857655


                                                         10


National Auto Finance 1998-1 Trust
 Monthly Servicer Certificate
                    21-May-98




                                                              Amount
World Omni to World Omni ( Servicer) Reconciliation
Opening Principal Balance per World Omni
   3/31/98 - Trailer Summary Report                          69589069

Add: New Accounts Transferred                                18000619

Less: Scheduled Principal Received                           -1199049
           Prepaid Accounts                                   -454634
           Repossessed Accounts                               -620229
                 Total principal reductions                  -2273912

Subtotal                                                     85315777
Closing Principal Balance per WO - Trailer Summary 4/30/98   85315777
Difference                                                          0


ACPB to World Omni Reconciliation
Closing Principal Balance
   per World Omni 4/30/98                                    85315777

Add: Non Liquidated Repo Inventory
        deducted from World Omni balance but
        not passed through to investors                       1167922


Adjusted World Omni Principal Balance                        86483698



ACPB Prior to ACPB Current Reconciliation
Prior Month ACPB                                             88288291

Add: New Accounts Transferred                                       0

Less: Scheduled Principal Received                           -1199049
           Prepaid Accounts                                   -454634

Less: Liquidated Accounts                                     -416839

Current Month ACPB                                           86217769

Adjusted World Omni Principal Balance                        86483698

Current Month ACPB                                           86217769

Difference                                                     265929
                                                                        Repo
Repo/Liquidated Accounts      Repo Principal                LiquidatedInventory

                     12/31/97                          2196      2196         0
                     01/31/98                        121350    121350         0
                     02/28/98                        260050    197825     62225
                     03/31/98                        752214    266746    485468
                     04/30/98                        620229              620229
                                                    1756039    588118   1167922


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                21-May-98


Class A Interest Schedule
          Opening Class A Principal Balance                            80342345
          Class A Interest Rate                                            5.88%
          30/360*Class A Interest Rate                                     0.49%
          Current Class A Interest  Distribution                         393677
          Prior Class A Interest Arrearage                                    0
          Class A Interest Due                                           393677

          Current Class A Interest Arrearage                                  0

Class A Principal Schedule

          Opening Class A Principal Balance                            80342345

          Scheduled Principal                                           1199049
          Prepayments                                                    454634
          Liquidated Contracts                                           416839
          (Less) Amounts reinvested                                           0
                                                                        2070522
          Retransfers                                                         0
                                                                        2070522

                                     Class A Share - 91%                1884175
          Remaining Prefunding Account Balance                                0
          Principal due to Class A                                      1884175

          Prepayment from Revolving Account                                   0
          Prepayment From Pre-Funding Account                                 0
          Prior Class A Arrearage                                             0

          Class A Principal Due                                         1884175

          Class A Principal Distribution                                1884175

          Current Class A Arrearage                                           0

          End Class A Prin Bal after current Distribution              78458170


Servicing Fee Schedule

Beginning Collateral Balance                            88288291
Annual Servicing Rate                                       2.00%
Prior Servicing Fee Arrearage                                  0
Current Servicer Fee                                      147147
Servicer Fee Due                                          147147
Servicer Fee Paid                                         147147
Current Servicing Fee Arrearage                                0

                                                   6
National Auto Finance 1998-1 Trust


National Auto Finance Company, Inc.
Monthly Servicer Certificate


SEC Reporting and Trustee Fee Schedule

Sec Reporting Fee                                              0
Closing Expenses                                               0
Prior Trustee Fee Arrearage                                    0
Current SEC and Trustee Fee                                    0
Trustee Fee Due                                                0
Current Trustee Fee Arrearage                                  0


Certificate Insurer Schedule

Ending  Class A Balance                                 78458170
Insurance Premium                                          0.350%
Insurance Premium Supplement                                0.00%
Certificate Insurer Fee                                    22884


Pre-Funding Account

Opening Balance                                                0
Monthly Originations X 91%                                     0
Withdrawal From Pre-Funding Account                            0
Prepayment associated /w end of Pre-Funding Period             0
Due to Class A Investors                                       0
Closing Balance                                                0


Revolving Account Schedule

Opening Balance                                                0
Amount Transferred from Collection Account                     0
First Interim Balance                                          0
Withdrawal From Revolving Account                              0
Second Interim Balance                                         0
Amount Transferred to Certificate Account
Prepayment Associated /w Release from Revolv Acct              0
Ending Balance                                                 0


Spread Account

Initial Collateral Balance                              85200000
Opening Spread Account Balance                           4681319
Less Interest Earned                                      -20927
Opening Spread Account Balance                           4681319
Required Balance Spread Account                          4681319
Required Deposit to Spread Account                             0
Ending Spread Account Balance                            5239643
Required Cross Collateralization 97-1                     558324
Available Contribution 98-1 April                         558324
Remaining Deposit Required                                     0

Cap                                                      4681319

Floor                                                   78458170




The Floor Amount at any time will be equal to
the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000
                                                   7

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
  21-May-98

                                                          1 Month    2 Months
(A) Portfolio Performance Tests:           Current:       Previous    Previous
                                           (yes/no)       (yes/no)    (yes/no)
Trigger Event  (Yes/No)                       no             no          no

                                                          Monthly
Delinquencies                                           Delinquency
                        Delinquencies        ACPB          Ratio
2 Months Prior:                3866942         72087831       5.364%
1 Month Prior:                 4540878         88288291       5.143%
   Current:                    5457101         86217769       6.329%
                                                              5.612%

                      Maximum Delinquency Ratio                8.25%

                                                          Monthly      Annual
Gross Defaulted Contracts                                 Default     Default
                          Defaults           ACPB           Rate        Rate
2 Months Prior:                 455159         72830442       0.625%      7.499%
1 Month Prior:                  909293         80188061       1.134%     13.607%
   Current:                     695619         87253030       0.797%      9.567%
                                                              0.852%     10.225%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   18.00%
(iii)  Month 25 through the remainder of the transaction                  14.00%

                                                          Monthly      Annual
Losses                                                      Loss        Loss
                           Losses            ACPB           Rate        Rate
2 Months Prior:                  -1070         72830442      -0.001%     -0.018%
1 Month Prior:                   54045         80188061       0.067%      0.809%
   Current:                     195024         87253030       0.224%      2.682%
                                                              0.096%      1.158%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                    8.00%
(iii)  Month 25 through the remainder of the transaction                   6.00%


                                                      3
National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
  21-May-98

                                                          1 Month     2 Month
(B) Insurance Agreement Event of Defaults                 Previous    Previous



                                           Current:       (yes/no)    (yes/no)
Event of Default (Yes/No)                     no             no          no

(1)         Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)         Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                          Monthly
Delinquencies                                           Delinquency
                        Delinquencies        ACPB          Ratio
2 Months Prior:                3866942         72087831       5.364%
1 Month Prior:                 4540878         88288291       5.143%
   Current:                    5457101         86217769       6.329%
                                                              5.612%

                      Maximum Delinquency Ratio               11.00%


(5)         The Default Rate average over the 3 previous Monthly
            Periods exceeds 25% for month 1 through 24,
             and 17% for the remainder the transaction;


                                                          Monthly      Annual
Defaults                                                  Default     Default
                          Defaults           ACPB           Rate        Rate
2 Months Prior:                 455159         72830442       0.625%      7.499%
1 Month Prior:                  909293         80188061       1.134%     13.607%
   Current:                     695619         87253030       0.797%      9.567%
                                                              0.852%     10.225%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   25.00%
(iii)  Month 25 through the remainder of the transaction                  17.00%


                                                      4
National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
  21-May-98


(B) Insurance Agreement Event of defaults (Cont.)

(6) The Net Loss Rate averaged over the 3 previous Monthly Periods exceeds 11% for month 1 through 24, and 8% for the remainder othe transaction;


                                                          Monthly      Annual
Losses                                                      Loss        Loss
                           Losses            ACPB           Rate        Rate



2 Months Prior:                  -1070         72830442      -0.001%     -0.018%
1 Month Prior:                   54045         80188061       0.067%      0.809%
   Current:                     195024         87253030       0.224%      2.682%
                                                              0.096%      1.158%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                   11.00%
(iii)  Month 25 through the remainder of the transaction                   8.00%


(7)         The Servicer Termination Events listed below:

    (i)     Failure to deposit funds as required under the               no
            Pooling and Servicing Agreement

    (ii)    Failure to deliver the Servicer's Certificate                no

   (iii)    Breach of Servicer covenants                                 no

    (iv)    Bankruptcy or insolvency of the Servicer                     no

    (v)     Material breach of representations and warranties            no

    (vi)    Certificate Insurer has not delivered a                      no
            Servicer Extension Notice

   (vii)    Insurance Agreement Event of Default on                      no
            this or other transactions

   (viii)   Claim under the policy                                       no

                                                      5

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                          21-May-98

                                                          Certificate
                                                            Account     Payment
Available Amount                                               3227751

Payments on Payment Date

      (i)  Servicing Fee                                       -147147   147147
           NAFI Operating Depository Account
           First Union National Bank, Charlotte, NC
           Acct #2010000259454   -   ABA 053000219

      (ii) Trustee, Collateral Agent                              0.00     0.00
           and Custodian fees
           Harris Bank-Closing Travel Expenses
           Invoice# 40-109088

     (iiia)Class A Interest                                    -393677   393677

     (iiib)Class A Principal                                  -1884175  1884175







      (iv) Certificate Insurer                                  -22884    22884
           Financial Security Assurance
           Morgan Guaranty Trust
           Acct #000-33-345  ABA 021-000-238

      (v)  Collateral Agent (Spread Account)-To 97-1           -558324   558324
           Harris Trust and Savings Bank

      (vi) [Reserved]

     (vii) Unreimbursed expenses to the Trustee                      0        0

     (viii)Unreimbursed expenses to the Master Servicer              0        0

      (ix) Unreimbursed expenses to the Standby Servicer             0        0

      (x)  Unreimbursed expenses to the Transferor                   0        0

      (xi) Class B Certificate Holders                         -221543   221543
           National Auto Finance Company, Inc.
           First Union National Bank
           Acct #2010000259454   -   ABA 053000219


Pursuant to section 3.17 of the Pooling and Servicing Agreement dated as of January 15, 1998 among National Financial
Auto Funding Trust, National Auto Finance Company, Inc.
and Harris Trust and Savings Bank, the undersigned, as
the Master Servicer,  is providing the attached Monthly Statement
for the  Collection Period           04/30/98

     NATIONAL AUTO FINANCE COMPANY, INC.
     as Master Servicer


     Melissa Grimm                   06/04/98
     Vice President, Controller


                                            2





        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO


Dated:        April 30, 1998